AMENDMENT NO. 1 TO

STOCK PURCHASE AND REORGANIZATION AGREEMENT

THIS AMENDMENT NO. 1 TO STOCK PURCHASE AND REORGANIZATION AGREEMENT (“Amendment No. 1”) is made and entered into effective as of the 15th day of June, 2017 by and among AMERICAN REBEL HOLDINGS, INC. (f/k/a CUBESCAPE, INC.), a Nevada corporation (the “Company” or the “Issuer”), AMERICAN REBEL, INC., a Nevada corporation (“REBEL”), the buyers listed on the Buyer Signature Page hereto (each,, a “Buyer” and collectively, the “Buyers”), and KRUEGER LLP, a California limited liability partnership, as the escrow holder and legal counsel to the Company (the “Escrow Holder”). Capitalized terms not defined herein shall have the meaning as set forth in the Reorganization Agreement, defined below.

RECITALS

A.

The Company, REBEL and the Buyers entered into a Stock Purchase and Reorganization Agreement on November 23, 2016 (the “Reorganization Agreement”) providing for the purchase from the Buyers of all of their shares of common stock in REBEL in exchange for shares of common stock in the Company.

B.

The Company, REBEL and the Buyers desire to amend the Reorganization Agreement to change the number of shares of the Company’s common stock to be issued to the Buyers to 17,421,000 shares and exchange of derivative securities currently issued and outstanding in REBEL;

C.

The Reorganization Agreement, and the Transaction set forth therein, was contemplated to close no later than December 30, 2016.

D.

The Company amended its articles of incorporation to change its name to American Rebel Holdings, Inc. effective December 30, 2016 (the “Name Change”).

E.

The Company, REBEL and the Buyers desire to amend the Reorganization Agreement pursuant to this Amendment No. 1.

NOW, THEREFORE, for and in consideration of the foregoing, and of the mutual covenants, agreements, undertakings, representations and warranties contained herein, the parties hereto agree as follows:

1.

The Reorganization Agreement is hereby amended in all sections to reflect the number of shares of REBEL common stock currently issued and outstanding as 17,421,000 and add the disclosure of 500,000 five-year warrants to purchase shares of common stock at $0.50 per share (the “REBEL Derivatives”).

2.

The Reorganization Agreement is hereby amended in all sections to reflect the number of shares of the Company’s common stock to be issued to the Buyers shall be 17,421,000.

3.

The Reorganization Agreement is hereby amended in all sections to reflect the Company’s issuance of 500,000 five-year warrants to purchase shares of common stock at $0.50 per share in exchange for the REBEL Derivatives. The form of such warrants shall be identical in all material respects as the REBEL Derivatives.

4.

Section 1.4 of the Reorganization Agreement shall be amended and restated to read as follows:

SECTION 1.4. The Closing. The closing of this Transaction (the “Closing”) shall take place at the offices of Krueger LLP, 7486 La Jolla Boulevard, La Jolla, CA 92037 (Telephone: 858-729-9997), commencing at 10:00 a.m. PST time on the earlier of (i) June 16, 2017 (the “Closing Date”) or (ii) five (5) business days following the satisfaction or waiver of all conditions to the obligations of the parties to consummate this Transaction (other than conditions with respect to actions the respective parties will take at the Closing itself) or such other date as the parties may mutually determine, but in any event no later than June 30, 2017. It is the intent of the parties that the Buyers shall assume control of the Company immediately at the Closing.

5.

The Reorganization Agreement is hereby amended in all sections to reflect the Company’s Name Change.

6.

Other than as specifically provided in this Amendment No. 1, all other provisions of the Reorganization Agreement shall remain in full force and effect, the Reorganization Agreement as amended by this Amendment No. 1 constituting the sole and entire agreement between the parties as to the matters contained herein, and superseding any and all conversations, letters and other communications which may have been disseminated by the parties relating to the subject matter hereof, all of which are void and of no effect.

[signature page to follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

REBEL:

AMERICAN REBEL, INC.

By: /s/ Charles A. Ross, Jr.

Name: Charles A. Ross, Jr.

Title: President and CEO

COMPANY:

AMERICAN REBEL HOLDINGS, INC.

(f/k/a CUBESCAPE, INC.)

By: /s/ Charles A Ross, Jr.

Name: Charles A. Ross, Jr.

Title: CEO/CFO

BUYERS:

SEE BUYER SIGNATURE PAGE

ESCROW HOLDER:

Krueger LLP

By: /s/Blair Krueger. Esq.

Blair Krueger, Esq.

Managing Partner

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